Roundhill MSTR WeeklyPay ETF
Schedule of Investments
March 31, 2026 (Unaudited)

PURCHASED OPTIONS - 24.2% (a)	Notional Amount	Contracts	Value
Call Options - 24.2%
Strategy, Inc., Expiration: 04/02/2026; Exercise Price: $99.84 (b)(c)(d)	$47,698,560	3,822	$9,612,330
TOTAL PURCHASED OPTIONS (Cost $9,618,151)			9,612,330

SHORT-TERM INVESTMENTS
MONEY MARKET FUNDS - 16.2%		Shares	Value
First American Government Obligations Fund - Class X, 3.58% (e)		6,401,196	6,401,196
TOTAL MONEY MARKET FUNDS (Cost $6,401,196)			6,401,196

TOTAL INVESTMENTS - 40.4% (Cost $16,019,347)			16,013,526
Other Assets in Excess of Liabilities - 59.6%			23,591,783
TOTAL NET ASSETS - 100.0%			$39,605,309

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	Exchange-traded.
(c)	100 shares per contract.
(d)
Fair value determined using significant unobservable inputs in accordance with procedures established by and under the supervision of the Adviser, acting as Valuation Designee. These securities represented $9,612,330 or 24.3% of net assets as of March 31, 2026.

(e)	The rate shown represents the 7-day annualized yield as of March 31, 2026.

Summary of Fair Value Disclosure as of March 31, 2026 (Unaudited)

Roundhill MSTR WeeklyPay ETF (the "Fund") has adopted fair value accounting standards which establish a definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or valuation methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of March 31, 2026:

	Level 1	Level 2	Level 3	Total
Investments:
Purchased Options	$–	$9,612,330	$–	$9,612,330
Money Market Funds	6,401,196	–	–	6,401,196
Total Investments	$6,401,196	$–	$9,612,330	$16,013,526

Refer to the Schedule of Investments for further disaggregation of investment categories.